UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 11, 2005, the Board of Directors of Prudential Financial, Inc. (the “Company”) elected Mr. Gordon M. Bethune as a director, effective February 1, 2005. Attached as Exhibit 99.0 is a Company news release, dated January 12, 2005, announcing Mr. Bethune’s election.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits. News release of Prudential Financial, Inc., dated January 12, 2005, announcing the election of Mr. Gordon M. Bethune to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2005

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Stephen W. Gauster
Name: Stephen W. Gauster Title: Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.0	News Release of Prudential Financial, Inc., dated January 12, 2005, announcing the election of Mr. Gordon M. Bethune to the Board of Directors.